UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2020

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of principal executive offices)	27410 (Zip Code)

Registrant’s telephone number, including area code:  (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K (the “Original 8-K”) Unifi, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 21, 2020, regarding, among other things, the appointment of Edmund M. Ingle as Chief Executive Officer of the Company and his election as a member of the Board of Directors of the Company (the “Board”), to report that the Company and Mr. Ingle entered into a First Amendment (the “First Amendment”) to his Employment Agreement with the Company (the “Employment Agreement”) to accelerate the start date of Mr. Ingle’s employment with the Company and his election as a member of the Board. The disclosure included in the Original 8-K otherwise remains unchanged.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2020, the Company and Mr. Ingle entered into the First Amendment to the Employment Agreement to accelerate the start date of his employment as Chief Executive Officer of the Company and his election as a member of the Board to make each effective as of June 15, 2020 (the “Amended Start Date”). All other terms of the Employment Agreement remain unchanged.

As reported in the Original 8-K, pursuant to the terms of the Employment Agreement, Mr. Ingle will receive on the Amended Start Date an award of (i) options to purchase shares of the Company’s common stock having a grant date fair value of $330,000 and (ii) restricted stock units having a grant date fair value of $670,000.  A copy of the Employment Agreement was filed as Exhibit 10.1 to the Original 8-K.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the contents of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Employment Agreement for Edmund M. Ingle, dated June 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Dated: June 15, 2020	By:	/s/ THOMAS H. CAUDLE, JR.
Thomas H. Caudle, Jr.
President & Chief Operating Officer